                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary proxy statement.
[ ]  Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
[ ]  Definitive proxy statement.
[ ]  Definitive additional materials.
[ ]  Soliciting material pursuant under Rule 14a-12.

                  MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
             MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT A
               ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT A
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                      MERRILL LYNCH LIFE INSURANCE COMPANY
                     ML LIFE INSURANCE COMPANY OF NEW YORK
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies: N/A

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies: N/A

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction: N/A

          ----------------------------------------------------------------------

     (5)  Total fee paid: $0

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid: N/A

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.: N/A

          ----------------------------------------------------------------------

     (3)  Filing Party: N/A

          ----------------------------------------------------------------------

     (4)  Date Filed: N/A

          ----------------------------------------------------------------------

                      MERRILL LYNCH LIFE INSURANCE COMPANY
                     ML LIFE INSURANCE COMPANY OF NEW YORK

October [  ], 2003

Dear Contract Owner:

     You own a variable life insurance contract or variable annuity contract issued by Merrill Lynch Life Insurance Company or ML Life Insurance Company of New York. You currently have contract value allocated to the Delaware VIP Trend Series, and we are seeking your approval to substitute shares of the Roszel/Delaware Trend Portfolio (a portfolio of the MLIG Variable Insurance Trust) for shares of the Delaware VIP Trend Series. We believe the proposed substitution will make our variable contracts more efficient to administer and oversee, and therefore more attractive to our customers. We think that the Roszel/ Delaware Trend Portfolio is a better alternative for contract owners who want exposure to small-cap U.S. stocks.

     To make the substitution, we must obtain the approval of the Securities and Exchange Commission and of contract owners who have contract value invested in the Delaware VIP Trend Series as of September 12, 2003. We ask that you vote for the proposed substitution. You can vote several ways: (1) by completing, signing, and dating the enclosed Voting Form and returning it to Management Information Services at 60 Research Road, Hingham, Massachusetts 02043 in the enclosed postage-paid return envelope; (2) by calling 1-800-690-6903; or (3) on the web at https://www.proxyweb.com. We must receive your voting instructions no later than 4:00 p.m. (Eastern Time) on Friday, November 7, 2003. Georgeson Shareholder Communications ("Georgeson") is assisting us in soliciting votes. If you have any questions about this proxy solicitation, please call Georgeson at 1-866-614-4480.

     Please read carefully the enclosed Voting Information Statement for details about the proposed substitution. Your vote and participation are very important, and we appreciate receipt of your voting instructions as soon as possible. Thank you for your cooperation.

                                          Very truly yours,

                                          Nikos Kardassis
                                          President and Chief Executive Officer
                                          Merrill Lynch Insurance Group, Inc.

                      MERRILL LYNCH LIFE INSURANCE COMPANY
                  Merrill Lynch Variable Life Separate Account
             Merrill Lynch Life Variable Annuity Separate Account A

                     1300 Merrill Lynch Drive, 2(nd) Floor
                          Pennington, New Jersey 08534

                     ML LIFE INSURANCE COMPANY OF NEW YORK
               ML of New York Variable Annuity Separate Account A

                            2 World Financial Center
                            South Tower, 5(th) Floor
                            New York, New York 10281

                          VOTING INFORMATION STATEMENT
                                                              October [  ], 2003

     Merrill Lynch Life Insurance Company ("MLLIC"), on behalf of Merrill Lynch Variable Life Separate Account and Merrill Lynch Life Variable Annuity Separate Account A, each separate accounts of MLLIC, and ML Life Insurance Company of New York ("MLNY"; together with MLLIC, the "Companies" or each a "Company"), on behalf of ML of New York Variable Annuity Separate Account A, a separate account of MLNY (except for MLLIC and MLNY, each a "Separate Account" and collectively, the "Separate Accounts"), are furnishing this Voting Information Statement to solicit votes from owners of variable life insurance and variable annuity contracts (the "Variable Contracts") issued by MLLIC and MLNY having contract value allocated on September 12, 2003 (the "Record Date") to the subaccounts of the Separate Accounts that invest in Standard Class shares of the Delaware VIP Trend Series, a separate investment portfolio of the Delaware VIP Trust ("Delaware Trust"). This Voting Information Statement and the accompanying Voting Form are being furnished to owners of Variable Contracts ("Owners") on or about October [ ], 2003.

     The Companies are requesting a vote to approve or disapprove the following proposal:

          - The substitution of shares of the Roszel/Delaware Trend Portfolio, a separate investment portfolio of the MLIG Variable Insurance Trust (the "MLIG Trust"), for Standard Class shares of the Delaware VIP Trend Series (the "Substitution").

(The Delaware VIP Trend Series is referred to herein as the "Substituted Portfolio." The Roszel/Delaware Trend Portfolio is referred to herein as the "Replacement Portfolio." The subaccounts of the Separate Accounts that invest in the Substituted Portfolio prior to the Substitution, and that will invest in the Replacement Portfolio after the Substitution, are referred to herein as the "Subaccounts" and each as a "Subaccount.")

     As an Owner having units representing an investment of contract value in the Subaccount of the Separate Account supporting your Variable Contract as of the close of business on the Record Date, you are entitled to vote such units on the above Substitution.

     Under the Variable Contracts and all of the prospectuses for the Variable Contracts, the Companies have reserved the right to substitute shares of one portfolio for shares of another, including a portfolio of a different investment company. The Companies' ability to carry out the proposed Substitution is conditioned on them obtaining, for each class of Variable Contracts, the approval of the Securities and Exchange Commission (the "Commission"). The Commission's approval of the proposed Substitution is subject to certain conditions, including that the Companies receive, for each class of Variable Contracts, requisite approval from Owners entitled to vote (i.e., those Owners who have contract value invested in the Substituted Portfolio as of the Record
Date).

                           GENERAL VOTING INFORMATION

     An Owner is entitled to one vote for each unit that the Owner owns in a Subaccount. As of the Record Date, the total number of units held in each Subaccount for each class of Variable Contracts and entitled to vote was as follows:

       CLASS OF VARIABLE CONTRACT                 NUMBER OF SUBACCOUNT UNITS
-----------------------------------------  -----------------------------------------
MLLIC Retirement Power and Retirement
  Optimizer
MLNY Retirement Power and Retirement
  Optimizer
MLLIC Legacy Power

     Unless extended by the Companies, votes must be received by November 7, 2003 to be counted. Approval will be obtained from each class of Variable Contracts by the affirmative vote of the lesser of: (1) a majority of the outstanding units for the Subaccount as of the Record Date, or (2) 67% of such outstanding units voted, if votes received represent a majority of such units as of the Record Date. If the Companies do not receive requisite approval for the proposed Substitution from the MLLIC Retirement Power, MLLIC Retirement Optimizer, MLNY Retirement Power, and MLNY Retirement Optimizer classes of Variable Contracts, each voting as a separate group, the Companies will not effect the proposed Substitution for ANY class of Variable Contracts. The Companies will not effect the proposed Substitution for any class of Variable Contracts that has not approved the proposed Substitution.

     To the knowledge of the Companies, no Owner beneficially owned, directly or indirectly, more than 5% of the outstanding units in a Subaccount for their class of Variable Contract as of the Record Date. To the knowledge of the Companies, none of the directors or officers of either Company, individually or as a group, beneficially owned, directly or indirectly, over 1% of the outstanding units in a Subaccount as of the Record Date. Any beneficial financial interest that the Companies may have in the Subaccounts is immaterial in relation to the interests of Owners, and the Companies will not cast any votes. No individual that has been a director or executive officer of either Company at any time since January 2002, or any associate of such individual, has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed Substitution.

     You may cast your vote by: (1) filling out the enclosed Voting Form and returning it to Management Information Services at 60 Research Road, Hingham, Massachusetts 02043; (2) using a toll-free telephone voting facility (1-800-690-6903); or (3) visiting an internet website (https://www.proxyweb.com). If you properly execute and return the enclosed Voting Form (or cast your vote by telephone or internet) by Friday, November 7, 2003, at 4:00 p.m. Eastern Standard Time (the "Voting Deadline"), the Companies will count your vote when calculating the results of the solicitation. The Companies will disregard any voting instructions received after the Voting Deadline. Votes attributable to Voting Forms that are properly executed and returned, but are not marked to "Approve" or "Disapprove" the Substitution, will be counted as "Approve." A vote to "Abstain" will have the effect of a vote to "Disapprove" the Substitution.

     Any Owner who has submitted voting instructions has the right to change his or her vote at any time prior to the Voting Deadline by: (1) submitting a letter requesting the change or a later-dated Voting Form to Management Information Services at the above listed address; or (2) casting another vote at the above listed telephone number or internet website. Any change must be received on or before the Voting Deadline. If the Companies do not receive sufficient votes to approve the proposal, they may extend the Voting Deadline and conduct a further solicitation of votes. The Companies will solicit votes primarily by mail. The Companies may supplement this effort by telephone calls, telegrams, e-mails, personal interviews, and other communications by officers, employees, and agents of the Companies or their affiliates, but no additional compensation will be paid by the Companies to such individuals for such solicitation. Georgeson Shareholder Communications Inc. will be retained by the Companies to assist in the solicitation process, and will be paid by the Companies for their services. The Companies will bear the cost of soliciting votes.

                           THE PROPOSED SUBSTITUTION

I.  THE TRANSACTION

     On July 18, 2003, the Companies and the Separate Accounts submitted an application to the Commission seeking approval to engage in the Substitution. If completed, the Substitution will result in the Companies' redemption, in cash or "in kind" (i.e., for portfolio securities), of Standard Class shares of the Delaware VIP Trend Series. The proceeds of such redemptions (either cash or portfolio securities) will then be used to purchase shares of the Roszel/Delaware Trend Portfolio.

     If approved, the Substitution will take place at relative net asset value with no change in the amount of any Owner's contract value or death benefit or in the dollar value of his or her investments in the Subaccounts. Owners will not incur any additional fees or charges as a result of the Substitution, nor will their rights or the Companies' obligations under the Variable Contracts be altered in any way. All applicable expenses incurred in connection with the Substitution will be paid by the Companies. In addition, the Substitution will not subject Owners to any federal income tax liability.

     The Substitution will not cause the Variable Contract fees and charges currently paid by existing Owners to be greater after the Substitution than before the Substitution. To the extent that the annualized expenses of the Roszel/Delaware Trend Portfolio exceed, for each fiscal period (such period being less than 90 days) during the twenty-four months following the Substitution, the 2002 net expense level of the Delaware VIP Trend Series, the Companies will, for each Variable Contract outstanding on the date of the Substitution, make a corresponding reduction in Separate Account expenses on the last day of such fiscal period, such that the amount of the Roszel/Delaware Trend Portfolio's net expenses, together with those of the corresponding Separate Account will, on an annualized basis, be no greater than the sum of the net expenses of the Delaware VIP Trend Series and the expenses of the Separate Account for the 2002 fiscal year. In addition, for twenty-four months following the Substitution, the Companies will not increase asset-based fees or charges for Variable Contracts outstanding on the day of the Substitution. Thereafter, expenses of the Replacement Portfolio will vary from year to year and may exceed those of the Substituted Portfolio.

     Owners are entitled to approve or disapprove the Substitution. The Substitution will not take place without the approval of each class of Variable Contracts representing the lesser of: (1) a majority of the outstanding units for the Subaccount as of the Record Date, or (2) 67% of such outstanding units voted, if votes received represent a majority of such units as of the Record Date. If the Companies do not receive requisite approval for the proposed Substitution from the MLLIC Retirement Power, MLLIC Retirement Optimizer, MLNY Retirement Power, and MLNY Retirement Optimizer classes of Variable Contracts, each voting as a separate group, the Companies will not effect the proposed Substitution for any class of Variable Contracts.

     The Companies intend to effect the Substitution on November 21, 2003 (following close of business), following the issuance of an order of approval by the Commission, the requisite approval of the Owners, and any approval required by state insurance regulators.

II.  REASONS FOR THE PROPOSED SUBSTITUTION

     The proposed Substitution is part of an overall business plan involving the management of the Companies to make their respective products, including the Variable Contracts, more competitive (both in terms of new sales, as well as with regard to the retention of existing blocks of business), more efficient to administer and oversee, and more attractive to Owners. Over the past several years, the Companies have engaged in a thorough review of the efficiencies and structures of all of the investment options offered under the Variable Contracts. Based on its continuing evaluation of the available investment options, the Companies believe that more concentrated and streamlined operations for investment options could result in increased operational and administrative efficiencies and economies of scale for its Variable Contract owners. More specifically, the Companies feel that streamlining the number of nonproprietary fund families available through the Variable Contracts and altering the available portfolios will simplify the administration of the Variable Contracts, particularly with regard to communications with the fund families and the preparation of various reports and disclosure documents, while providing Owners with more cost-efficient and attractive investment options. This streamlining will allow the Companies to enhance their communication efforts to Owners and sales representatives regarding the available portfolios, and may provide for more enhanced and timely reporting to the Companies from fund families and therefore from the Companies to Owners. Furthermore, reducing the number of nonproprietary fund families also will provide the Companies with more control over fund changes that affect their Variable Contracts, allowing for appropriate long-term strategic planning.

     During this continuing evaluation of the available investment options, the Companies also have engaged in a thorough review of the quality of all of the investment options offered under the Variable Contracts. This due diligence review involved an evaluation of the investment performance, the investment process, and the investment teams responsible for the management of the portfolios. Ultimately, the Companies concluded that certain portfolios offered under the Variable Contracts warrant replacement and that it would be preferable to make alternative investment options available to both current and future Owners.

     Though not a principal reason for the Substitution, the Substitution would have the effect of transferring Variable Contract values to investment portfolios managed by an affiliated person of the Companies, thereby increasing the management fees received by that affiliated person.

     For the reasons discussed below, the Companies believe that replacing the Delaware VIP Trend Series with the Roszel/Delaware Trend Portfolio is appropriate and in the best interests of Owners.

III.  THE COMPANIES

     MLLIC is a stock life insurance company that is domiciled in Arkansas. Its operations include both life insurance and annuity products. MLLIC was incorporated under the laws of the State of Washington on January 27, 1986 and redomesticated to the State of Arkansas on August 31, 1991. As of December 31, 2002, MLLIC had assets of approximately $13.1 billion. MLLIC is authorized to operate as a life insurance company in forty-nine states, the District of Columbia, the U.S. Virgin Islands, Guam, and Puerto Rico. Its principal offices are located at 1300 Merrill Lynch Drive, 2(nd) Floor, Pennington, New Jersey 08534.

     MLNY is a stock life insurance company that is organized under the laws of the State of New York on November 28, 1973. MLNY had approximately $1.1 billion of assets under management as of December 31, 2002. MLNY is authorized to sell life insurance and annuities in nine states. Its principal offices are located at 2 World Financial Center, South Tower, 5(th) Floor, New York, New York 10281.

     The Companies are wholly owned subsidiaries of Merrill Lynch Insurance Group, Inc. ("MLIG"). The Companies are indirect wholly owned subsidiaries of Merrill Lynch & Co., Inc., a publicly held company whose shares are traded on the New York Stock Exchange.

IV.  THE SEPARATE ACCOUNTS AND VARIABLE CONTRACTS

  A.  MLLIC RETIREMENT POWER AND RETIREMENT OPTIMIZER

     Merrill Lynch Life Variable Annuity Separate Account A is a separate investment account of MLLIC established under Arkansas law on August 6, 1991. It currently has 42 subaccounts. Each subaccount invests in a corresponding portfolio of an open-end management investment company. Retirement Power and Retirement Optimizer Variable Contracts, which invest in the Substituted Portfolio, have been issued by MLLIC through Merrill Lynch Life Variable Annuity Separate Account A, and interests in the Separate Account offered through such Variable Contracts have been registered under the Securities Act of 1933, as amended (the "1933 Act"). The Separate Account is registered with the Commission under the Investment Company Act of 1940, as amended (the "1940 Act") as a unit investment trust.

     MLLIC is the legal owner of the assets in the Merrill Lynch Life Variable Annuity Separate Account A. Assets of the Separate Account equal to its reserves and other liabilities under the outstanding Variable Contracts may not be charged with liabilities arising from any other MLLIC business. Any income, gain, or loss (whether or not realized) from the assets of the Separate Account are credited to or charged against the Separate Account without regard to MLLIC's other income, gain, or loss.

  B.  MLLIC LEGACY POWER

     Merrill Lynch Variable Life Separate Account is a separate investment account of MLLIC established under Arkansas law on November 19, 1990. It currently has 37 subaccounts. Each subaccount invests in a corresponding portfolio of an open-end management investment company. Legacy Power Variable Contracts, which invest in the Substituted Portfolio, have been issued by MLLIC through Merrill Lynch Variable Life Separate Account, and interests in the Separate Account offered through such Variable Contracts have been registered under the 1933 Act. The Separate Account is registered with the Commission under the 1940 Act as a unit investment trust.

     MLLIC is the legal owner of the assets in the Merrill Lynch Variable Life Separate Account. Assets of the Separate Account equal to its reserves and other liabilities under the outstanding Variable Contracts may not be charged with liabilities arising from any other MLLIC business. Any income, gain, or loss (whether or not realized) from the assets of the Separate Account are credited to or charged against the Separate Account without regard to MLLIC's other income, gain, or loss.

  C.  MLNY RETIREMENT POWER AND RETIREMENT OPTIMIZER

     ML of New York Variable Annuity Separate Account A is a separate investment account of MLNY established under New York law on August 14, 1991. It currently has 42 subaccounts. Each subaccount invests in a corresponding portfolio of an open-end management investment company. Retirement Power and Retirement Optimizer Variable Contracts, which invest in the Substituted Portfolio, have been issued by MLNY through ML of New York Variable Annuity Separate Account A, and interests in the Separate Account offered through such Variable Contracts have been registered under the 1933 Act. The Separate Account is registered with the Commission under the 1940 Act as a unit investment trust.

     MLNY is the legal owner of the assets in the ML of New York Variable Annuity Separate Account A. Assets of the Separate Account equal to its reserves and other liabilities under the outstanding Variable Contracts may not be charged with liabilities arising from any other MLNY business. Any income, gain, or loss (whether or not realized) from the assets of the Separate Account are credited to or charged against the Separate Account without regard to MLNY's other income, gain, or loss.

V.  THE PORTFOLIOS

  A.  DELAWARE VIP TRUST

     The Delaware Trust is registered as an open-end management investment company under the 1940 Act and currently offers 19 separate investment portfolios, including the Delaware VIP Trend Series. The Delaware Trust issues a separate series of shares of common stock in connection with each portfolio, and has registered such shares under the 1933 Act.

  B.  MLIG VARIABLE INSURANCE TRUST

     The MLIG Trust is registered as an open-end management investment company under the 1940 Act and currently offers 24 separate investment portfolios, including the Roszel/Delaware Trend Portfolio. The MLIG Trust issues a separate series of shares of common stock in connection with each portfolio, and has registered such shares under the 1933 Act.

VI.  MANAGEMENT OF THE PORTFOLIOS

  A.  DELAWARE VIP TREND SERIES

     Delaware Management Company ("DMC") serves as the investment adviser for the Delaware VIP Trend Series (and the other portfolios of the Delaware Trust). DMC is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. DMC's principal business is One Commerce Square, Philadelphia, PA 19103.

     For its services, DMC receives an investment advisory fee based on the average daily net assets of the Delaware VIP Trend Series.

  B.  ROSZEL/DELAWARE TREND PORTFOLIO

     Roszel Advisors, LLC ("Roszel Advisors") serves as the investment manager of the Roszel/Delaware Trend Portfolio (and the other portfolios of the MLIG Trust). Roszel Advisors is a wholly owned subsidiary of MLIG, and its principal place of business is 1300 Merrill Lynch Drive, Pennington, NJ 08534.

     The MLIG Trust and Roszel Advisors obtained an order from the Commission (the "Manager of Managers Order") that permits the MLIG Trust and Roszel Advisors to enter into and materially amend investment subadvisory agreements without obtaining shareholder approval. The relief granted in the Manager of Managers Order extends to the Roszel/Delaware Trend Portfolio. Accordingly, as the investment manager, Roszel Advisors is responsible (subject to oversight by the board of directors of the MLIG Trust) for overall management of the MLIG Trust and for retaining additional subadvisers to manage the assets of each portfolio. Roszel Advisors selects subadvisers based on a continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to a particular investment style.

     DMC, the investment adviser for the Delaware VIP Trend Series, is the subadviser to the Roszel/ Delaware Trend Portfolio.

     For its services, Roszel Advisors is paid an advisory fee based on the average daily net assets of the Roszel/Delaware Trend Portfolio, and Roszel Advisors pays DMC for subadvisory services rendered to the portfolios.

VII.  COMPARISON OF THE PORTFOLIOS

     The following discussion is primarily a summary of certain parts of the current prospectuses and/or recent annual and semi-annual shareholder reports for the Roszel/Delaware Trend Portfolio and Delaware VIP Trend Series. This Voting Information Statement is accompanied by current prospectuses for the Roszel/ Delaware Trend Portfolio and Delaware VIP Trend Series, or Owners will have previously received such prospectuses. The most recent annual shareholder report and semi-annual shareholder report for the Roszel/ Delaware Trend Portfolio are available without charge upon request. As an Owner invested in the Delaware VIP Trend Series, you should have received the most recent annual shareholder report and semi-annual shareholder report for the Delaware VIP Trend Series. Information contained in this Voting Information Statement is qualified by the more complete information set forth in such prospectuses and reports which are incorporated by reference herein.

     As set forth below, the investment objectives and principal investment strategies of the Substituted Portfolio and Replacement Portfolio are substantially the same, and the types of investment advisory and administrative services provided to the Replacement Portfolio are comparable to the types of investment advisory and administrative services provided to the Substituted Portfolio.

  A.  COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT POLICIES

DELAWARE VIP TREND SERIES OF THE DELAWARE TRUST         ROSZEL/DELAWARE TREND PORTFOLIO
-----------------------------------------------  ---------------------------------------------
INVESTMENT OBJECTIVE                             INVESTMENT OBJECTIVE
To seek long-term capital appreciation           To seek long-term capital appreciation.

INVESTMENT POLICIES                              INVESTMENT POLICIES
The Series invests mainly in stocks of small,    The portfolio invests at least 65% of total
growth-oriented or emerging companies that the   assets in small cap equities of companies
portfolio's investment adviser believes are      believed to have potential for high earnings
responsive to changes in the marketplace and     growth. The portfolio's investment adviser
have prospects for continued growth. The         seeks small companies that offer substantial
portfolio's investment adviser looks for market  opportunities for long-term price
leaders, strong product cycles, innovative       appreciation because they are poised to
concepts, and industry trends, and also          benefit from changing and dominant social and
examines price-to earnings ratios, estimated     political trends. The portfolio's investment
growth rates, market caps, and cash flow when    adviser evaluates company management, product
it selects stocks for investment.                development and sales and earnings, and it
                                                 seeks market leaders, strong product cycles,
                                                 innovate concepts, and industry trends. Also
                                                 considered are a company's price-to-earning
                                                 ratio, estimated growth rates, market cap,
                                                 and cash flows to determine the company's
                                                 attractiveness. To reduce the risk of
                                                 investing in small cap companies, the
                                                 portfolio invests in a well-diversified
                                                 portfolio of different stocks representing a
                                                 wide array of industries. The portfolio uses
                                                 the Russell 2500 Growth Index as a
                                                 performance benchmark. The portfolio may
                                                 invest up to 25% of total assets in foreign
                                                 securities.

     The Roszel/Delaware Trend Portfolio is modeled on the Delaware VIP Trend Series, with an investment objective that is identical, and policies, restrictions, and risks that are substantially similar, to those of the Delaware VIP Trend Series. Both portfolios mainly invest in stocks of small companies with growth potential. The Roszel/Delaware Trend Portfolio is subadvised by DMC, the investment adviser for the Delaware VIP Trend Series, and the Roszel/Delaware Trend Portfolio has the same portfolio manager as the Delaware VIP Trend Series.

  B.  COMPARISON OF ADVISORY FEES AND OTHER EXPENSES

     The following charts compare the total operating expenses (before and after any waivers and reimbursements) for the year ended December 31, 2002, expressed as an annual percentage of average daily net assets, of the Substituted Portfolio and the Replacement Portfolio.

                                                  DELAWARE VIP
                                                  TREND SERIES       ROSZEL/DELAWARE
                                                (STANDARD CLASS)    TREND PORTFOLIO(1)
                                               ------------------   ------------------
Management Fees..............................          0.75%                0.85%
12b-1 Fees...................................           N/A                  N/A
Other Expenses...............................          0.09%                0.97%
                                                     ------                -----
Total Operating Expenses.....................          0.84%                1.82%
Less Expense Waivers and Reimbursements......           N/A                (0.67%)
                                                     ------                -----
Net Operating Expenses.......................          0.84%(2)             1.15%
                                                     ======                =====

---------------

(1) "Other Expenses" for the Roszel/Delaware Trend Portfolio are based on estimates for the fiscal year ended December 31, 2003. In addition, MLIG Trust has entered into an expense limitation arrangement with Roszel Advisors whereby Roszel Advisors will reimburse the Roszel/Delaware Trend Portfolio to the extent total operating expenses (excluding interest, taxes, brokerage commissions, expenses in the form of fees paid to the Trust service providers by brokers in connection with directed brokerage arrangements, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business) exceed certain limits. The expense limitation agreement is effective through April 30, 2004, and is expected to continue from year to year, conditioned upon approval for continuance by the board of trustees of the MLIG Trust.

(2) DMC, the adviser to the Series, has contracted to waive fees and pay expenses through April 30, 2004 in order to prevent the Series' total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, and extraordinary expenses) from exceeding 0.95% of average daily net assets.

  C.  COMPARISON OF ADVISORY AND SUBADVISORY SERVICES

     The following chart compares the fees paid for advisory and subadvisory services for the fiscal year ending December 31, 2002, expressed as an annual percentage of average daily net assets, by the Substituted Portfolio and the Replacement Portfolio.

           DELAWARE VIP TREND SERIES                      ROSZEL/DELAWARE TREND PORTFOLIO
------------------------------------------------  ------------------------------------------------
                         ANNUAL SUBADVISORY FEES                           ANNUAL SUBADVISORY FEES
 ANNUAL ADVISORY FEES     (PAID BY THE ADVISER)    ANNUAL ADVISORY FEES     (PAID BY THE ADVISER)
-----------------------  -----------------------  -----------------------  -----------------------
       0.75%(3)                    N/A                     0.85%           0.40% on the first $100
                                                                           million, 0.35% on the
                                                                           second $100 million,
                                                                           and 0.33% on assets in
                                                                           excess of $200 million

---------------

(3) The Delaware VIP Trend Series pays an annual advisory fee based on the following schedule: 0.75% of the average daily net assets for the first $500 million, 0.70% of the average daily net assets for the next $500 million, 0.65% of the average daily net assets for the next $1.5 billion, and 0.60% of the average daily net assets in excess of $2.5 billion.

  D.  COMPARISON OF ASSET LEVELS AND PERFORMANCE

     Because the Roszel/Delaware Trend Portfolio only began operations on May 1, 2003, it does not yet have any assets or performance to compare to the Substituted Portfolio.

  E.  COMPARISON OF INVESTMENT RISKS

     The Roszel/Delaware Trend Portfolio, which is modeled on the Delaware VIP Trend Series, is subadvised by the investment adviser for the Delaware VIP Trend Series. In addition, both portfolios have the same portfolio manager, share an identical investment objective and substantially similar investment policies, and generally invest in the same types of securities (e.g., equity securities). Both portfolios are subject to substantially the same types of risks.

     As with any mutual fund that invests in equity securities, both of these portfolios are subject to market risk. Loss of money is a significant risk of investing in either of these portfolios. Due to their focus on equity securities of smaller companies that may appreciate in value and lack of emphasis on those that provide income, these portfolios typically experience greater volatility over time than funds that invest largely in income-bearing securities or funds that invest in equity securities representing a greater range of market capitalizations. Smaller companies may have limited product lines, markets, or financial resources and their securities may be less liquid than securities issued by larger, more established companies. Smaller companies also may subject the portfolios to interest rate risk in that smaller companies often borrow money to finance their operations, and thus may be adversely affected by rising interest rates.

     Both portfolios also may be subject to substantial style risk in that growth investing may fall out of favor with investors. And, to the extent that the portfolios invest in higher-risk securities, they take on additional risks that could adversely affect their performance. For example, to the extent that the portfolios invest in securities of foreign issuers, they are subject to the risks related to such securities (such as the risk of political instability, changes in currency exchange rates, foreign economic conditions, or lax regulatory and accounting standards).

VIII.  EFFECTS ON OWNERS

     Additional facts concerning Owners' rights in connection with the Substitution are as follows:

  A.  OWNERS WILL NOT:

     - experience any change in the amount of contract value, death benefit, or dollar value of their investments in any of the subaccounts of the Separate Accounts as a result of the Substitution;

     - incur any fees or charges as a result of the Substitution, including charges that would otherwise be applied to transfers;

     - experience an increase in the Variable Contract fees and charges as a result of the Substitution;

     - have their rights, or the Companies' obligations, under the Variable Contracts altered in any way as a result of the Substitution;

     - incur any expenses as a result of the Substitution; or

     - incur any federal income tax liability as a result of the Substitution.

  B.  OWNERS WILL:

     - from July 18, 2003 through 30 days following the date of the Substitution, be permitted to make one transfer of contract value from a Subaccount to any other available subaccount(s) without that transfer counting towards the number of transfers permitted should the Companies begin charging for or otherwise limiting transfers in the future (the Companies do not currently impose a charge for transfers or limit the number of transfers permitted each year); and

     - before the Substitution occurs, receive a copy of the most recent prospectus for the Replacement Portfolio.

  C.  THE COMPANIES WILL:

     - pay all expenses incurred in connection with the Substitution, including legal, accounting, transactional, proxy, brokerage commissions, and other fees and expenses.

  D.  THE COMPANIES WILL NOT:

     - exercise any right they may have under the Variable Contracts to impose restrictions or charges on transfers until at least 30 days after the Substitution occurs.

THE COMPANIES RECOMMEND THAT YOU VOTE TO "APPROVE" THE PROPOSED SUBSTITUTION.

                              GENERAL INFORMATION

I.  COST OF SOLICITATION

     The Companies will pay the cost of the solicitation, including the preparation and mailing of the Voting Information Statement and Voting Form, the solicitation of votes, and legal and other expenses.

II.  SERVICE PROVIDERS

     Merrill Lynch, Pierce, Fenner & Smith Incorporated, an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc., serves as principal underwriter and distributor for the Separate Accounts and the Variable

Contracts. Its principal business address is 4 World Financial Center New York, NY 10080. The Separate Account has no administrator.

III.  OWNER PROPOSALS

     Owners have no rights under the Variable Contracts to put voting proposals before the Owners.

IV.  PROSPECTUSES AND ANNUAL AND SEMI-ANNUAL REPORTS

     Upon request, the Companies will furnish, without charge, a copy of the most recent annual shareholder reports and semi-annual shareholder reports for the Roszel/Delaware Trend Portfolio and additional copies of the current prospectuses for the Roszel/Delaware Trend Portfolio and Delaware VIP Trend Series and the most recent annual shareholder reports and semi-annual shareholder reports for the Delaware VIP Trend Series. To request any of these, please call or write the Service Center applicable to your class of Variable Contracts as noted below under "Inquiries."

V.  DISSENTER'S RIGHTS OF APPRAISAL

     Taken together, Arkansas Insurance law (in the case of MLLIC) or New York Insurance law (in the case of MLNY) and the terms of the Variable Contracts do not appear to provide appraisal rights to investors, such as the Owners, beyond their right to receipt of the cash surrender value of their Variable Contracts. The Companies believe that, for transactions such as the Substitution, this requires, in effect, that units have a value equal to their net asset value determined as of 4:00 p.m. on the date of the Substitution.

     Interpretations of the 1940 Act by the Commission staff limit appraisal rights of investors in a registered unit investment trust, such as Owners, to those provided by Rule 22c-1 under the 1940 Act. Rule 22c-1, in effect, requires for transactions such as the Substitution that units have a value equal to their net asset value per share determined as of 4:00 p.m. on the date of the Substitution.

VI.  INQUIRIES

     Owners may make inquiries by contacting their Financial Advisor or calling or writing the Service Center applicable to their class of Variable Contracts as follows:

             CLASS OF VARIABLE CONTRACT                                 SERVICE CENTER
-----------------------------------------------------  ------------------------------------------------
MLLIC Retirement Power and Retirement Optimizer        ADDRESS:  P.O. Box 44222
                                                                 Jacksonville, Florida 32231-4222
                                                       PHONE:    1-800-535-5549

MLNY Retirement Power and Retirement Optimizer         ADDRESS:  P.O. Box 44222
                                                                 Jacksonville, Florida 32231-4222
                                                       PHONE:    1-800-535-5549

MLLIC Legacy Power                                     ADDRESS:  P.O. Box 441395
                                                                 Jacksonville, Florida 32231-4139
                                                       PHONE:    1-800-354-5333

THE COMPANIES REQUEST THAT YOU PROMPTLY EXECUTE AND RETURN THE ENCLOSED VOTING FORM. A PRE-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. YOU ALSO MAY CAST YOUR VOTE BY CALLING 1-800-690-6903 OR ACCESSING HTTPS://WWW.PROXYWEB.COM.

Current prospectuses and the most recent annual and semi-annual shareholder reports for the Roszel/ Delaware Trend Portfolio and Delaware VIP Trend Series are incorporated by reference into this Voting Information Statement.

                                  VOTING FORM

                      Merrill Lynch Life Insurance Company
                     ML Life Insurance Company of New York

[Name of Contract Owner]            Voting Authentication Number:
[Address]
[City, ST 00000]

Your variable life insurance contract or variable annuity contract issued by Merrill Lynch Life Insurance Company or ML Life Insurance Company of New York (collectively, the "Companies") through one of their separate accounts (the "Separate Accounts") entitles you to vote as to the number of units you owned in the Subaccount of the applicable Separate Account investing in Standard Class shares of the Delaware VIP Trend Series, a series of the Delaware VIP Trust, as of September 12, 2003. To be counted, your Voting Form must be received by the Companies no later than Friday, November 7, 2003, at 4:00 p.m. Eastern Standard Time.

THE COMPANIES RECOMMEND THAT YOU VOTE TO "APPROVE" THE PROPOSAL.

I hereby instruct Merrill Lynch Life Insurance Company or ML Life Insurance Company of New York to count the units as to which I am entitled to vote as follows:

Approve                 Disapprove                 Abstain
       ---------------            ---------------          ---------------

for the following proposal:

        Substitute shares of the Roszel/Delaware Trend Portfolio for Standard Class shares of the Delaware VIP Trend Series

I hereby revoke any and all votes with respect to the foregoing proposal previously given by me. I acknowledge receipt of the Voting Information Statement dated October [ ], 2003, which describes the above proposal.

------------------------------------------  ---------------------------
Authorized signature                        Date

------------------------------------------------------------------------
Variable Contract Owner Name

PLEASE COMPLETE, SIGN, AND DATE THIS FORM AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. Please use blue or black ink or dark pencil. SIGNED VOTING FORMS THAT DO NOT INDICATE A VOTE WILL BE TREATED AS A VOTE TO APPROVE THE PROPOSAL.